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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): December 22, 2010

                              PIVX SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                  000-33625                     87-0618509
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

                    PO Box 335, Dargaville, New Zealand 0340
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 903-3368

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

PivX Solutions, Inc. (the "Company") filed a Notice of Termination of Registration on September 25, 2008 and therefore is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 (the "34 Act"). Nonetheless, the Company files this Current Report for the sole purpose of informing shareholders and the public of certain events. This filing is not intended to imply that the Company intends to become subject to the 34 Act or comply with any other disclosure or filing requirements thereof.

On December 22, 2010 the Company appointed Wen Peng as its new Chief Financial Officer. The Company's CEO, Jason Coombs, previously also served as its CFO.

On December 22, 2010 the Company elected Wen Peng and Christopher A. Wilson to the Board of Directors. Mr. Wilson previously served as outside counsel for the Company.

An updated list of Officers and Directors is being filed with the Secretary of State in Nevada as required by the Company's corporate charter and Nevada law.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2010

                                   PivX Solutions, Inc.

                                   By: /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Coombs, Chief Executive Officer
                                       and Secretary